Class A: GSCAX  Class C: GSCCX  Institutional: GCCIX  Class IR: GCCTX  Class R: GCCRX
Before you invest, you may want to review the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks long-term total return.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 73 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-112 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Institutional	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.5%	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.0%	None	None	None

Redemption Fee (as a percentage of amount redeemed, imposed on the redemption of shares held for 30 calendar days or less)	2.0%	2.0%	2.0%	2.0%	2.0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class C	Institutional	Class IR	Class R

Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%

Other Expenses	0.29%	0.29%	0.20%	0.29%	0.29%

Acquired Fund (Subsidiary) Fees and Expenses[2]	0.13%	0.13%	0.13%	0.13%	0.13%

Total Annual Fund Operating Expenses	1.17%	1.92%	0.83%	0.92%	1.42%

Fee Waiver and Expense Limitation[3]	(0.24)%	(0.24)%	(0.24)%	(0.24)%	(0.24)%

Total Annual Fund Operating Expenses	0.93%	1.68%	0.59%	0.68%	1.18%

After Fee Waiver and Expense Limitation

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	Acquired Fund (Subsidiary) Fees and Expenses reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the Subsidiary (as defined below). The Subsidiary has entered into a separate contract with the Investment Adviser for the management of the Subsidiary portfolio pursuant to which the Subsidiary pays the Investment Adviser a fee at the annual rate of 0.50% of its average daily net assets. The Subsidiary also pays certain other expenses, including service and custody fees. The Investment Adviser has voluntarily agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets.

[3]	The Investment Adviser has agreed to (i) waive a portion of the management fee in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary (as described in footnote 2), and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to 0.044% of the Fund’s average daily net assets. The management fee waiver arrangement may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The expense limitation arrangement will remain in effect through at least April 30, 2011, and prior to such date, the Investment Adviser may not unilaterally terminate the arrangement.

2    SUMMARY PROSPECTUS — GOLDMAN SACHS COMMODITY STRATEGY FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example assumes that the expense limitation arrangement between the Fund and the Investment Adviser will remain in place for only one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$541	$782	$1,043	$1,786

Class C Shares

– Assuming complete redemption at end of period	$271	$580	$1,015	$2,224

– Assuming no redemption	$171	$580	$1,015	$2,224

Institutional Shares	$60	$241	$437	$1,003

Class IR Shares	$69	$269	$486	$1,109

Class R Shares	$120	$426	$754	$1,681

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2009 was 116% of the average value of its portfolio.

PRINCIPAL STRATEGY
The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund invests in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in debt instruments. The Fund may also gain exposure to the commodity markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Investment Adviser, and has the same investment objective as the Fund. The Subsidiary (unlike the Fund) may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures, that provide exposure to the performance of the commodity markets. Under normal circumstances, the Fund invests, directly and/or through its Subsidiary, at least 25% of its total assets in instruments which provide exposure to the performance of the commodity markets.
Commodity Investments. The Fund seeks to provide exposure to the commodity markets and returns that correspond to the performance of the S&P GSCI® Commodity Index (“GSCI”) or other similar indices by investing in commodity-linked investments. The GSCI is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. In pursuing its objective, the Fund attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. The Fund uses the GSCI as its performance benchmark, but the Fund will not attempt to replicate the index.
The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index.
Fixed Income Investments. The Fund invests in investment grade fixed income securities, and may invest up to 10% of its assets in non-investment grade fixed income securities. The Fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary.
Other. The Fund will also invest in options, futures, options on futures and swaps. The Fund may invest up to 35% of its net assets in foreign securities.
Investment in the Subsidiary. The Fund may invest up to 25% of its total assets in the Subsidiary, and the Subsidiary will invest in securities and derivative instruments as described above. The Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.
The fund is “non-diversified” under the Investment Company Act of 1940 (“Investment Company Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

3    SUMMARY PROSPECTUS — GOLDMAN SACHS COMMODITY STRATEGY FUND

Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Subsidiary Risk. The Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. The Fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.
Tax Risk. Based on tax rulings from the IRS, the Fund may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Subsidiary. The tax treatment of commodity-linked notes, other commodity-linked derivatives and the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.
Derivatives Risk. The risk that loss may result from the Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Swaps Risk. A swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Leverage Risk. Borrowing and the use of derivatives result in leverage, which can magnify the effects of changes in the value of the Fund and make it more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Liquidity Risk. The risk that the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Absence of Regulation. The Fund engages in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities.
Industry Concentration Risk. The Fund concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks will be more pronounced.
Non-Diversification Risk. The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

4    SUMMARY PROSPECTUS — GOLDMAN SACHS COMMODITY STRATEGY FUND

PERFORMANCE
The bar chart and table below and at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional shareholders and 800-526-7384 for all other shareholders.
Performance reflects expense limitations in effect.

PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2010; Stephen Lucas, Managing Director, has managed the Fund since 2007; and Michael Johnson, Vice President, has managed the Fund since 2007.

BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases in Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for Employer Sponsored Benefit Plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, registered investment advisers and other financial institutions (“Authorized Institutions”).
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2009	1 Year	Since Inception

Class A (Inception 3/30/07)

Returns Before Taxes	11.94%	-11.91%

Returns After Taxes on Distributions	11.04%	-13.80%

Returns After Taxes on Distributions and Sale of Fund Shares	7.74%	-10.99%

S&P GSCI Commodity Index (reflects no deduction for fees, expenses or taxes)	13.48%	-9.21%

Class C (Inception 3/30/07)

Returns Before Taxes	15.13%	-11.14%

S&P GSCI Commodity Index (reflects no deduction for fees, expenses or taxes)	13.48%	-9.21%

Institutional Shares (Inception 3/30/07)

Returns Before Taxes	16.84%	-10.17%

S&P GSCI Commodity Index (reflects no deduction for fees, expenses or taxes)	13.48%	-9.21%

Class IR Shares (Inception 11/30/07)

Returns Before Taxes	17.76%	-19.71%

S&P GSCI Commodity Index (reflects no deduction for fees, expenses or taxes)	13.48%	-19.09%

Class R Shares (Inception 11/30/07)

Returns	17.07%	-20.14%

S&P GSCI Commodity Index (reflects no deduction for fees, expenses or taxes)	13.48%	-19.09%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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